SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 1999







                             Health-Chem Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                  1-6787                           13-2682801
(State or other jurisdiction    (Commission File                (I.R.S. Employer
of incorporation)                    Number)                 Identification No.)





460 Park Avenue, Suite 1300, New York, NY                            10022
(Address of principal executive offices)                           (Zip Code)



                                 (212) 751-5600
              (Registrant's telephone number, including area code)



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ITEM 5.  Other Events

         On Thursday, December 9, 1999, Health-Chem Corporation ("Health-Chem" or the "Company") commenced an action against Andy E. Yurowitz, Manfred Mayerfeld, Michael M. Goldberg, Barry B. Kanarek, Wolf Prensky, Zachary Prensky and Jack I. Zwick (collectively referred to herein as the "Yurowitz Group") in the United States District Court for the District of Delaware, C.A. No. 99-853, seeking, among other things, a preliminary and a permanent injunction against the Yurowitz Group from soliciting and utilizing proxies with respect to the election of its slate of directors at Health-Chem's 1999 Annual Meeting of Stockholders (the "Annual Meeting"). In the Verified Complaint, a copy of which is annexed hereto as Exhibit 99.1 and incorporated herein by reference, the Company has alleged that the Defendants have committed various violations of the federal securities laws, including, among other things, the solicitation of proxies based upon false and misleading proxy materials in violation of the Securities Exchange Act of 1934 (the "Exchange Act"), the false and misleading filings under Section 13(d) of the Exchange Act, and the failure to make required filings regarding beneficial ownership of Common Stock under Section 16 of the Exchange Act.

         The Company's Annual Meeting was convened as scheduled on December 10, 1999. However, as a result of the initiation of the action in the United States District Court and the pendency of the Company's request for preliminary equitable relief, the presiding officer announced that the polls would remain open pending the resolution of the lawsuit. The Annual Meeting was adjourned until the later of (i) 10:30 a.m. Eastern Standard Time on December 23, 1999 or
(ii) 10:30 a.m. Eastern Standard Time on the second business day following the date of the ruling of the Court on the Company's application for an injunction, at the offices of the Company, 460 Park Avenue, New York, New York, subject to further extension of the date and time of the closing of the polls with respect to the election of directors at the Annual Meeting should the litigation warrant such further extension.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.


Exhibit           Description

99.1 Verified Complaint in the matter of Health-Chem Corporation v. Andy E. Yurowitz et al., U.S. District Court for the District of Delaware, C.A. No. 99-853

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HEALTH-CHEM CORPORATION




Date: December 13, 1999                  By: /s/Marvin M. Speiser
                                             ----------------------------------
                                             Marvin M. Speiser
                                             Chairman of the Board and President

Exhibit           Description

99.1 Verified Complaint in the matter of Health-Chem Corporation v. Andy E. Yurowitz et al., U.S. District Court for the District of Delaware, C.A. No. 99-853